SEGALL BRYANT & HAMILL TRUST

Segall Bryant & Hamill Small Cap Value Fund,

Segall Bryant & Hamill Small Cap Value Dividend Fund,

Segall Bryant & Hamill Small Cap Growth Fund,

Segall Bryant & Hamill Small Cap Core Fund,

Segall Bryant & Hamill Mid Cap Value Dividend Fund,

Segall Bryant & Hamill All Cap Fund,

Segall Bryant & Hamill Emerging Markets Fund,

Segall Bryant & Hamill International Small Cap Fund,

Segall Bryant & Hamill Fundamental International Small Cap Fund,

Segall Bryant & Hamill Global Large Cap Fund,

Segall Bryant & Hamill Workplace Equality Fund,

Segall Bryant & Hamill Short Term Plus Fund,

Segall Bryant & Hamill Plus Bond Fund,

Segall Bryant & Hamill Quality High Yield Fund

Segall Bryant & Hamill Municipal Opportunities Fund, and

Segall Bryant & Hamill Colorado Tax Free Fund

Supplement dated August 26, 2020 to the

Statement of Additional Information (“SAI”)

dated May 1, 2020, as supplemented

The Supplement dated July 23, 2020 to the SAI is hereby amended to state that the Segall Bryant & Hamill Mid Cap Value Dividend Fund will be closed and liquidated with an effective date on or about September 17, 2020. All other information in the Supplement dated July 23, 2020 remains unchanged.

The following language is added immediately following the fourth sentence of the paragraph describing Trustee compensation on page 59 of the SAI:

“Effective August 20, 2020, each Independent Trustee will receive the same compensation structure, except that the fee for each in-person Board meeting attended is reduced from $4,000 to $3,000.”

Please retain this supplement with your Prospectus and Statement of Additional Information.